ARROW DWA TACTICAL: INCOME FUND

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

 (a series of Arrow Investment Trust)

Supplement dated November 23, 2021

To the Summary Prospectus and Statutory Prospectus dated December 1, 2020 and the Statement of Additional Information dated December 1, 2020, as amended October 1, 2021

The Board of Trustees of the Arrow Investments Trust (the “Board”) authorized an orderly liquidation of the Arrow DWA Tactical: Income Fund (the “Fund”), a series of the Arrow Investments Trust. The Board determined, based on the recommendation of Arrow Investment Advisors, LLC, the Fund’s investment adviser, that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders. The Board has determined to close the Fund and redeem all outstanding shares on or about December 23, 2021.

Effective November 30, 2021, the Fund will not accept any purchases and will no longer pursue its stated investment objective. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Fund are otherwise not available for purchase.

Prior to December 23, 2021, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. No redemption fee or contingent deferred sales load will be charged on any redemption or exchange. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

Arrow Investment Advisors, LLC, the Fund’s investment adviser, serves as investment adviser to several other mutual funds in the Trust. As discussed in the Fund’s prospectus, you may exchange your Fund shares for shares of the same Class of another fund in the fund complex advised by Arrow Investment Advisors, LLC (an “Arrow Fund”). Exchanges are made at net asset value. Except as stated herein, exchanges are subject to the terms applicable to purchases of an Arrow Fund’s shares as set forth in the applicable fund’s prospectus. An exchange of Fund shares to another Arrow Fund will be treated as a sale for federal income tax purposes.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO DECEMBER 23, 2021 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

For additional information regarding the liquidation, shareholders of the Fund may call 877-277-6933.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE